UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ONFOLIO HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ONFOLIO HOLDINGS INC.

Dear Fellow Stockholder:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”) will be held at 10:30 a.m., Eastern Time on Wednesday, June 14, 2023. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast at www.cesonlineservices.com/onfo23_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/onfo23_vm, by 10:30 a.m. Eastern Time, on Tuesday, June 13, 2023. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the Annual Meeting, by the Internet, if you received a proxy card, or by telephone or the Internet, if you received a vote instruction form, or sign, and date the proxy card or vote instruction form and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card or vote instruction form without specifying your choices, your shares will be voted in accordance with the recommendations of the Board contained in the Proxy Statement.

The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2022 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet at the Company’s website located at https://www.onfolio.com.

All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal 1, the Proxy confers authority to vote “FOR” the five (5) persons listed as nominees for a position on the Board of Directors; and (ii) as to Proposal 2, the Proxy confers authority to vote “FOR” the ratification of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all nominees, and “FOR” Proposal 2. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Your vote is very important regardless of how many shares you own. Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells

Dominic Wells

Chair of the Board, CEO

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 14, 2023

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”), which will be held on Wednesday, June 14, 2023 at 10:30 a.m., Eastern Time, for the following purposes:

1.	To elect the five (5) nominees to our Board of Directors named in the accompanying proxy statement to hold office until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”);

2.	To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

3.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

Our board of directors has fixed the close of business on April 20, 2023 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on April 20, 2023 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells

Dominic Wells

Chair of the Board, CEO

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PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Onfolio Holdings Inc. of proxies to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) that will be on Wednesday, June 14, 2023 at 10:30 a.m., Eastern Time via live webcast at www.cesonlineservices.com/onfo23_vm and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, Onfolio Holdings Inc. is referred to as “we,” “us,” “our,” “Company” or “Onfolio” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect the five (5) nominees to our Board of Directors; (ii) to ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” all nominees and “FOR” Proposal 2. Only holders of record of common stock of the Company at the close of business on April 20, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, and our telephone number is 682-990-6920. The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to stockholders is May 19, 2023. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”) is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at https://www.onfolio.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us.

Why did I receive this Proxy Statement?

We are soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. We will use the proxies received in connection with proposals to:

1.	elect the five (5) nominees to our Board of Directors named in this proxy statement to hold office until the 2024 Annual Meeting;

2.	ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

3.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

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How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held. To participate in the Annual Meeting, you must pre-register at  www.cesonlineservices.com/onfo23_vm, by 10:30 a.m. Eastern Time, on Tuesday, June 13, 2023.

You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website(s) indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 10:30 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting.

Who is entitled to vote?

The Board has fixed the close of business on April 20, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 5,110,195 shares of our common stock outstanding.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

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If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are two (2) matters scheduled for a vote:

1. To elect five (5) nominees to our Board of Directors to hold office until the 2024 Annual Meeting; and

2. To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Record Holders:

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on your proxy card.
2.	Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Attend the virtual Annual Meeting and vote online during the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on the enclosed vote instruction form.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on the enclosed vote instruction form.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

If you vote by phone or Internet, please DO NOT mail your proxy card.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other voting instructions from the broker, bank, or other holder of record in order to attend the virtual Annual Meeting and vote your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all nominees for director and “FOR” all of the other proposals.

What is a broker non-vote and what happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold authority” on the voting instruction form?

If you mark your voting instruction form “abstain” your vote will have the same effect as a vote against the proposal. A “withhold” vote with respect to the director nominee will have no effect on the election of that nominee. If you do not instruct your broker how to vote, your broker may, but is not obligated to, vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of our auditor is considered a routine matter, but all other proposals are considered non-routine matters. Therefore, if you do not vote on the non-routine matters or provide voting instructions, your broker will not be allowed to vote your shares on those matters and your broker will return your proxy card with no vote (the “non-vote”) on the non-routine matter. Some brokers have adopted a policy of not voting on routine matters, which means your broker will not be allowed to vote your shares on routine matters, either, and your broker will return your proxy card with no vote (the “non-vote”) on the routine matter. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposal, votes “FOR,”“AGAINST,” “ABSTAIN,” and broker non-votes.

What constitutes a quorum?

As of the Record Date, 5,110,195 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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How many votes are needed for each proposal to pass?

Proposal	Vote Required
Election of Director nominees to our Board of Directors

Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five (5) nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Ratification of independent registered public accounting firm for our Fiscal Year Ending December 31, 2023

The appointment of our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or vote in favor of specific nominees and withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Members of the Board have an interest in Proposal No. 1, the election to the Board of the five (5) director nominees set forth herein, as all of the nominees are currently members of the Board. Members of the Board and executive officers of the Company do not have any interest in Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm.

Who are the largest principal stockholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

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What percentages of stock do the directors and officers own?

Together, they own approximately 31.2% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website located at https://www.onfolio.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one proxy card or voting instruction form?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary

Onfolio Holdings Inc.

1007 North Orange Street, 4th Floor

Wilmington, Delaware 19801

Telephone: (682) 990-6920

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS, SIGNIFICANT EMPLOYEES AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one (1) or more than nine (9). Our Board of Directors currently consists of five (5) directors. Each director shall hold office until the 2024 Annual Meeting or until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

The names of our directors, including the five (5) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of directors

		Year First Elected
Name	Age	Director	Positions/Committees	Independent
Dominic Wells	37	2020	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	52	2022	Director, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	47	2022	Director, Compensation Committee, Audit Committee, Nominating and Corporate Governance Committee	yes
Robert J. Lipstein	67	2022	Director, Audit Committee (Chair)	yes
Mark N. Schwartz	66	2022	Director, Audit Committee, Compensation Committee (Chair)	yes

Business experience of directors

Dominic Wells. Dominic Wells has served as our Chief Executive Officer since August 2020 and as a Director since July 2020, and as Chief Executive Officer of Onfolio LLC since May 2019. He is responsible for developing and implementing our Company’s long term business strategy and direction. From August 2013 to April 2019, Mr. Wells was the founder and director of Digital Wells Limited (Hong Kong), where he grew the Company and the Human Proof Designs (Humanproofdesigns.com) website. Human Proof Designs is an internet marketing agency offering website creation, search engine optimization services, content marketing and content creation services, and affiliate marketing training. After founding Digital Wells Limited (Hong Kong) and growing it for 5 years, Mr. Wells exited the company in 2019. Mr. Wells’ qualifications to serve on our Board include his knowledge of our Company and his leadership at our Company. Mr. Wells completed a BA (Hons) in Media Practice & Theory from the University of Sussex, UK in 2006.

Andrew Lawrence. A.J. Lawrence has served as a director since January 2022. Since June 2006 he has been the founder and director of the JAR Group & subsidiaries (USA), where he grew the company to reach the Inc. 500 twice and win many industry awards. The JAR Group is an internet marketing agency offering analytics, media buying, search engine optimization services, content marketing, content creation services, and affiliate program management. After founding the JAR group and growing it for 10 years, Mr. Lawrence sold the media buying, SEO, and affiliate program management divisions of the company. Mr. Lawrence’s qualifications to serve on our Board include his knowledge of our industry, multiple angel investments, and advisory roles, and his executive management experience. Mr. Lawrence completed a BA in International Relations 1991 & an MBA in International Business in 1994 from the University of South Carolina.

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David McKeegan. David McKeegan has served as a Director since January 2022. Mr. McKeegan is the Co-founder and CEO of Greenback ETS which was founded in 2009 and serves thousands of U.S. expat clients around the world become and stay compliant with their U.S. taxes while overseas. He is also the Co-founder and CEO of GBS Taxand Bookkeeping, which was started in 2018 and serves entrepreneurs and startups who incorporate in the United States. Prior to Co-founding Greenback ETS, Mr. McKeegan was an Associate Director with the Bank of Scotland and worked on their syndicated loan desk for 5 years from 2005-2009. Mr. McKeegan’s qualifications to serve on our Board include his years of experience assisting corporations manage their finances, tax preparation documents and bookkeeping, along with his experience in finance and banking. Mr. McKeegan is an IRS Enrolled Agent, received his MBA from IESE in Barcelona, Spain in 2004 and his BA from Loyola College in Maryland in 2009. Mr. McKeegan also worked for JPMorgan Chase from 1997-2002.

Robert J. Lipstein. Robert J. Lipstein has served as a director since March 2022. In 2021, Mr. Lipstein joined the board of directors of Firstrust Bank and since 2019 has been a board member of Seacoast Banking Corporation of Florida (NASDAQ:SBCF) where he chairs its Audit Committee and is a member of the Enterprise Risk Management Committee and a member of the Directors Credit Risk Committee. Since 2017 he has been a director at CrossCountry Consulting, a privately held consulting firm that focuses on corporate advisory services, and a board member of Einstein Healthcare Network. Mr. Lipstein joined the board of directors in of Infrasight Software in 2020, a start-up venture that provides software that powers Hybrid IT and Multi-Cloud business decisions. Mr. Lipstein previously served as an independent board member of Ocwen Financial (NYSE), a mortgage loan servicer where he was a member of the Audit Committee and Compensation Committee from 2017 to 2020. In addition, he is a retired KPMG senior partner where he held numerous leadership roles including, Global Partner in Charge of Sarbanes Oxley Services, Global Managing Partner of IT Business Services, Partner in Charge of KPMG’s financial service practice and partner in charge of KPMG’s advisory practice for the Mid-Atlantic region. Mr. Lipstein’s qualifications to serve on our Board include his experience as a public and private company board member and as a certified public accountant, in addition to his over 40 years of diversified business experience. He is a graduate of the University of Pennsylvania Director Institute, an Emeritus member of the Weinberg Center for Corporate Governance and he earned a Bachelor’s degree in Accounting from the University of Delaware.

Mark N. Schwartz. Mark Schwartz has served as a director since March 2022. Previously, from March 2017 to January 2021, he served as member of the Board of Directors and on the Audit and Compensation Committees of The Bartell Drug Company, a $500+ million pharmacy retailer where he led planning and implementation of a successful sale to Rite Aid Drug Corporation. From January 2016 to December 2019, Mr. Schwartz served as a member of the Board of Directors of Glass-Media Inc., an ad- tech software & hardware provider for display advertising, where he advised on successful rounds of company financing. From January 2012 to December 2015, Mr. Schwartz served as a member of the Board of Directors of Specialty Commodities, Inc., a natural, organic food products company selling and processing nuts, seeds, ancient grains, and pet foods, where he consulted on positioning and strategy for sale of the company to Archer Daniels Midland. Mr. Schwartz’s qualifications to serve on our Board include his extensive background as a public and private company CEO, CFO, and board member with experience planning and implementing profit improvement and exit strategies in a variety of consumer, technology, media and healthcare companies. He has extensive mergers and acquisitions, corporate finance, IPO, financial reporting systems, budgetary oversight, and financial and corporate strategy experience to accelerate revenues and profitability. He has served on several audit and compensation committees and has extensive SEC GAAP and Sarbanes-Oxley risk management expertise. Mr. Schwartz received a BA in economics and political science from Claremont McKenna College in 1978 and an MBA from Harvard Business School in 1980. He has attended the UCLA Anderson School Executive Education program in Corporate Governance in 2015.

Each Member of our Board serves until the next annual meeting of stockholders, or until their successors have been duly elected. Each officer is elected annually by the Board and holds their office until they resign or are removed by the Board or otherwise disqualified to serve, or their successor is elected and qualified.

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

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Transactions with Related Persons

On July 22, 2020, our Company issued 420,000 shares to Dominic Wells, our Company’s CEO, in exchange for 100% of the membership interest of Onfolio LLC. At the time of the transaction, Mr. Wells was the sole owner of both Onfolio LLC and the Company and as such the transaction is considered a combination of entities under common control under FASB ASC 805. Onfolio LLC owned and operated several domain names that were recognized on the Company’s balance sheet at carryover basis in accordance with ASC 805. Onfolio LLC is a Delaware limited liability company and was formed on May 14, 2019 by the sole member Dominic Wells.

On August 1, 2020, our Company’s CEO assigned his entire 20% interest in Onfolio Groupbuild 1 LLC (“Groupbuild”) in exchange for no consideration.

From time to time, the Company pays expenses directly on behalf of the joint ventures that it manages and receives funds on behalf of the joint ventures. As of December 31, 2022 the balances due from related parties were $54,858 included in current liabilities. During the year ended December 31, 2022, the Company paid the

$215,000 related to the Company’s capital contribution for its equity interest in JVIV.

From time to time, the Company’s CEO paid expenses on behalf of the Company, and the Company funded certain expenses to the CEO. Additionally, the Company received its investments in Onfolio JV I, LLC, Onfolio JV II LLC and Onfolio JV III LLC from the CEO. The Company recognized the value of its investments in these joint ventures at carryover basis based on the amount paid by the CEO to the joint venture for Onfolio JV 1 LLC, and agreed to pay the joint venture the contribution for Onfolio JV II LLC and Onfolio JV III LLC at the carryover basis for the amount the interest was acquired for by the CEO. As of December 31, 2022, the Company was owed $36,854 by the entities controlled by the Company’s CEO, and the Company owed the CEO $0 and $480 as of December 31, 2022 and 2021, respectively.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the following exceptions: each of Dominic Wells, Esbe van Heerden, Yury Byalik, Adam Trainor, Jack W. Hawkins, III, Andrew Lawrence, David McKeegan, Robert J. Lipstein, and Mark N. Schwartz filed one late Form 3, and Yury Byalik filed one late Form 4.

CORPORATE GOVERNANCE

Code of Conduct

Our Company has adopted a code of conduct applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. A copy of this code of conduct is available on our principal corporate website located at https://www.onfolio.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to Investor Relations, Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor Wilmington, Delaware 19801. Any substantive amendments or waivers of the code of conduct or any similar code(s) subsequently adopted for senior financial officers may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq, including by posting such information on our Company’s website or by filing a Form 8-K.

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Director Independence Standards

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Director Independence

During March 2023, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Andrew “A.J.” Lawrence, David McKeegan, Robert J. Lipstein, and Mark Schwartz are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has/had with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The one member of our Board of Directors who is not an “independent director” is Dominic Wells as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the “Investors” page of the Company’s website located at https://www.onfolio.com. All of our committees are compliant with the NASDAQ Stock Market Rules.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Robert Lipstein, Mark Schwartz and David McKeegan. Mr. Lipstein is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has designated Robert Lipstein as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee’s purpose and power are to (a) retain, oversee and terminate, as necessary, the auditors of our Company, (b) oversee our Company’s accounting and financial reporting processes and the audit and preparation of our Company’s financial statements, (c) exercise such other powers and authority as are set forth in the charter of the audit committee of the Board, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held four meetings and acted at times by unanimous written consent.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

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Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.	To retain, oversee and terminate, as necessary, the auditors of the Company;

2.	To oversee the Company’s accounting and financial reporting processes and the audit and preparation of the Company’s financial statements;

3.	To exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and

4.	To exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Audit Committee concerning independence, and has discussed with the outside auditors the outside auditor’s independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Robert Lipstein

Mark Schwartz

David McKeegan

Compensation Committee

The Compensation Committee consists of Mark Schwartz, David McKeegan and Andrew Lawrence. Mark Schwartz serves as chairman of the Compensation Committee.

The Board of Directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq listing rules. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee complies with, any applicable requirements of the rules and regulations of Nasdaq listing rules and the SEC.

The Compensation Committee’s purpose and powers are, to the extent permitted by law, to (a) review and approve the compensation of the chief executive officer of our Company and such other employees of our Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

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The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Compensation Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation. During 2022, our executive officers provided such recommendations. No compensation consultants were utilized in determining or recommending the amount or form of executive and director compensation during 2022.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held one meeting and acted at times by unanimous written consent.

The Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. Subject to applicable law, rules and regulations and the organizational documents of the Company, the Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more officers of the Company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Andrew Lawrence and David McKeegan. Andrew Lawrence serves as chairperson.

The Company’s Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules. The Nominating and Corporate Governance Committee’s purpose and powers are, to the extent permitted by law, to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop our Company’s corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Board has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee consistent with the purposes and powers set forth above, which are available on our principal corporate website located at https://www.onfolio.com.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held no meetings and acted at times by unanimous written consent.

Each of the five directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

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When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. Our Policy Guide on Director Qualifications is available on the “Investors” page of the Company’s website located at https://www.onfolio.com. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2024 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2024 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•	Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Dominic Wells, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Wells serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board of Directors, our Company has no lead independent director.

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Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Meetings of the Board and Committees; Meeting Attendance

During 2022, there were eleven meetings of the Board of Directors. During fiscal 2022, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and Delaware General Corporation Law.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. Prior to our initial public offering, our annual meetings occurred pursuant to written consent, as authorized by our bylaws and Delaware General Corporation Law.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801. These communications will be delivered to the Board, or any individual director, as specified.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers, and covered employees (and each such individual’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, as described in the policy) are prohibited from engaging the following transactions at any time: (i) engaging in short term trading of our securities (ii) engaging in short sales of our securities; (iii) trading in put options, call options or other derivative securities on our securities (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan; and (iv) engaging in hedging or monetization transactions or similar arrangements with respect to our securities; unless unless advance approval for the transaction is obtained from the compliance officer of the policy.

The following Board Diversity Matrix presents our Board diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.

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Board Diversity Matrix (As of April 20, 2023)

Total Number of Directors:	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups (including diversity of age, gender, race, ethnicity, sexual orientation and gender identity), knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders.

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EXECUTIVE OFFICERS

Identity of Executive Officers

Name	Age	Positions/Committees
Dominic Wells	37	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)
Esbe van Heerden	30	President
Yury Byalik	37	Head of Strategy and Acquisitions
Adam Trainor	38	Chief Operations Officer
Rob te Braake	39	Interim Chief Financial Officer

Business experience of directors, executive officers, and significant employees

The business experience of Mr. Wells is described above under the caption “Business Experience of Directors.”

Esbe van Heerden. Esbe van Heerden has served as our President since February 1, 2022, where she is responsible for implementing and developing our Company’s shorter term business strategy and our Company’s budgeting and performance tracking. Previously, she served as our Chief Operations Officer August 2020 to January 31, 2022, and as Chief Operations Officer of Onfolio LLC since May 2019. During her time at our Company, Ms. van Heerden has overseen an expansion from five team members, to 32, and monthly recuring revenue (MRR) growth of more than 700%. She joined our Company after successfully building a boutique publishing house, NonFiction LLC, that helped CEOs and consultants succeed in publishing their books. From June 2016 to December 2018, Ms. van Heerden built out the systems to guide new authors through the writing and publishing process, and grew to a team of 15+ staff members. Ms. van Heerden completed a triple major: a BSc in Biomedical Science, a BSc in Molecular Biology, as well as a BS in Forensic Biology and Toxicology, and was awarded the Vice-Chancellor’s Commendation for Academic Excellence. She graduated in 2015 from Murdoch University, Australia.

Yury Byalik. Yury Byalik has served as the Head of Strategy and Acquisitions since May 2020 and has previously served as the Director of SEO from January 2020 when he first joined our Company. He is responsible for: building and maintaining a pipeline of acquisition targets, evaluating targets based on company acquisition criteria, performing due diligence and negotiation of acquisitions in cooperation with the CEO and company subject matter experts. He has 15+ years of experience in marketing having worked across many different industries and verticals, helping businesses grow revenue and traffic. Having the ability to work across a wide array of marketing industries and organizations has given him unique insights that he has leveraged for the benefit of our Company. From January 2018 to January 2019, Mr. Byalik served as the Lead Strategic Consultant for Epsilon, a Publicis Groupe subsidiary, where he helped advise clients on digital marketing strategies. From August 2016 to January 2018, Mr. Byalik worked at AJ Madison, a leading appliance retailer, first starting as SEO manager and later promoted to SEO director after successfully scaling their organic traffic and revenue. From November 2014 to August 2016, Mr. Byalik served as the Digital Marketing Manager at Graham & Brown, a UK-based wallpaper manufacturer and retailer, where he developed and implemented the U.S. eCommerce strategy to grow traffic, sales and improve customer experience. Mr. Byalik received his B.S. in Business from Pace University and his J.D. from Widener University School of Law.

Adam Trainor. Adam Trainor has served as our Chief Operations Officer since February 2022, and prior to that served as the director of a portfolio of our Company from November 2020 to January 2022, overseeing Vital Reaction LLC, Outreachama LLC, Getmerankings LLC, alongside various content/media properties. He is responsible for executing our business strategy and managing portfolio/department leadership. Before joining Onfolio, Mr. Trainor served as the CEO of Vital Reaction LLC, from April 2019 to December 2020. Mr. Trainor is also a board certified chiropractic physician and clinical nutritionist and has worked in a variety of pain management settings, including at Walter Reed National Military Medical Center in Bethesda, MD from November 2018 to April 2019. Also, from September 2010 to January 2019, Mr. Trainor served as the founder and CEO of Thirdspace LLC, an academic tutoring agency where he ran all aspects of the agency. Mr. Trainor graduated summa cum laude with a BA in History from Boston University in 2012. He also holds a Doctorate in chiropractic medicine (2019) and Masters of Science in clinical nutrition (2018) from the Northeast College of Health Sciences.

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Rob te Braake. Rob te Braake has served as our Interim Chief Financial Officer since January 1, 2023, where he is responsible for our Company’s financial and accounting matters, implementing and maintaining our financial controls and procedures, developing our Company’s financial projections and ensuring our Company’s legal compliance on all financial functions. Previously, Mr. te Braake served as a financial advisor to our Company since 2020, where he provided all bookkeeping services to all of the Company’s legal entities, as well performing finance/accounting related projects, through Calixtus Ltd, a business advisory firm that he owns. Since March 2017, Mr. te Braake served as a Director of Calixtus Ltd. Mr. te Braake has 5+ years of experience working as advisor, fractional CFO and similar roles to companies in similar industries as the Company and 10+ years of experience on the intersection of finance and international entrepreneurship.

EXECUTIVE COMPENSATION

The compensation committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers. The table below summarizes all compensation awarded to, earned by, or paid to our 2022 named executive officers for the fiscal years ended December 31, 2022 and 2021. Our 2022 named executive officers are: Dominic Wells, Esbe van Heerden, Yury Byalik, Adam Trainor, and Jack Hawkins.

2022 Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2022 and 2021:

Name	Year(1)	Salary $	Option Awards(2) $	Total $
Dominic Wells	2022	150,000	-	150,000
Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director	2021	120,000	-	120,000

Esbe van Heerden	2022	120,000	-	120,000
President	2021	-	-	-

Yury Byalik	2022	84,000	-	84,000
Head of Strategy and Acquisitions	2021	-	-	-

Adam Trainor	2022	96,000	92,432	188,432
Chief Operations Officer	2021	-	-	-

Jack Hawkins, III(3)	2022	180,000	76,288	256,288
Chief Financial Officer (Principal Financial Officer)	2021	-	-	-

_________________

1.	Other than Mr. Wells, all named executive officers commenced employment with our Company during 2022.
2.	The grant date fair value of the stock awards and option awards computed in accordance with ASC Topic 718.
3.	Mr. Hawkins resigned as our Chief Financial Officer on December 31, 2022.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 7 to our financial statements set forth elsewhere within this Report on Form 10-K.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax- reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Employee, Severance, Separation and Change in Control Agreements

Dominic Wells Employment Agreement.

On August 1, 2020, our Company entered into a written employment agreement with Mr. Wells as its Chief Executive Officer providing for an annual salary of $120,000 per year. On January 1, 2022, our Company entered into a new employment agreement with Mr. Wells as its Chief Executive Officer. Pursuant to this agreement, Mr. Wells receives an annual salary of $150,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Wells is also eligible to receive certain employee benefits and bonuses under any bonus under any bonus plan program that may be established by our Board of Directors. Mr. Wells also serves as a member of our Board for no additional compensation.

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Esbe van Heerden Employment Agreement.

Our Company entered into an employment agreement dated February 1, 2022, with Ms. van Heerden as its President. Pursuant to the agreement, Ms. van Heerden receives an annual salary of $120,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Ms. van Heerden is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors.

Yury Byalik Employment Agreement

Our Company entered into an employment agreement dated September 1, 2021, with Mr. Byalik as its Head of Strategy and Acquisitions. Pursuant to the agreement, Mr. Byalik receives an annual salary of $84,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Byalik is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors.

Adam Trainor Employment Agreement

Our Company entered into an employment agreement dated February 1, 2022, with Mr. Trainor as its Chief Operations Officer. Pursuant to the agreement, Mr. Trainor receives an annual salary of $96,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Trainor is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors. Additionally, in connection with his employment with the Company, Mr. Trainor was granted 21,000 non-qualified stock options pursuant to the Company’s 2020 Plan. The options have an exercise price of $5.95 per share.

Jack Hawkins, III Employment Agreement

Our Company entered into an employment agreement dated March 7, 2022, with Mr. Hawkins as its Chief Financial Officer. Mr. Hawkins resigned as our Chief Financial Officer on December 31, 2022. Pursuant to the agreement, Mr. Hawkins received an annual salary of $180,000. Mr. Hawkins was also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors. Additionally, in connection with his employment with the Company, Mr. Hawkins was granted 21,000 non- qualified stock options pursuant to the Company’s 2020 Plan. The options have an exercise price of $14.29 per share.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all of our employees, including reimbursement of private health insurance, tech allowances, and education and professional development plans, that named executive officers participate in. Executives are eligible to participate in all of our employee benefit plans, in each case on the same terms as our other employees. No employee benefit plans are in place solely for the benefit of our executives.

Change in Control Benefits

Pursuant to the terms of our 2020 Equity Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2022, our latest fiscal year end:

	Option Awards					Stock Awards
	Number of
	securities
	underlying					Number of	Market value of
	unexercised					shares or units	shares or units
	options(#)		Option	Option	Initial	of stock that	of stock that
Name	Exercisable	Unexercisable	exercise price ($)	expiration date	vesting date	have not vested	have not vested

Dominic Wells	-	-	-	-	-	-	-
Esbe van Heerden	-	-	-	-	-	49,000	74,480	(1)
Yury Byalik	-	-	-	-	-	22,458	34,137	(1)
Adam Trainor	2,016	2,184	5.95	1/1/25	1/1/22			(2)
	4,704	12,096	5.95	2/28/25	2/28/22	-	-	(3)
Jack Hawkins, III	4,851	16,149	14.29	03/31/23	3/11/22	-	-	(4)
Rob te Braake	-	-	-	-	-	8,167	12,413	(1)

1.	Vest monthly over 36 months, with 1/36 vesting each month beginning on August 1, 2020.
2.	Vest over a period of one and a half years at the rate of 252 per month beginning on January 1, 2022.
3.	Vest over a period of two years at the rate of 672 per month beginning on February 28, 2022.
4.

Vest over a period of two and a half years at the rate of 693 per month beginning on March 11, 2022. Mr. Hawkins resigned as our Chief Financial Officer on December 31, 2022 and no additional options vest after that period.

Director Compensation

Compensation for our directors is discretionary and is reviewed from time to time by our Board of Directors. Any determinations with respect to Board compensation are made by our Board of Directors. On February 28, 2022, we adopted the following compensation plan for our independent directors who serve on our Board: a quarterly stipend of $7,500, with $5,000 and $2,500 payable in Company stock issued in arrears and cash, respectively, which was subsequently amended to a quarterly stipend of $7,500, with $2,500 and $5,000 payable in Company stock issued in arrears and cash, respectively. Additionally, the chair of our audit committee receives an additional quarterly stipend of $2,500 payable in cash. All directors are also entitled to reimbursement for travel expenses for attending director meetings.

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2022. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

	Fees Earned or paid in	Stock awards	Total
Name	cash ($)	($)	($)
Dominic Wells(1)	—	—	—
Andrew Lawrence	10,000	4,167	14,167
David McKeegan	10,000	4,167	14,167
Robert J. Lipstein	20,000	4,167	24,167
Mark N. Schwartz	10,000	4,167	14,167

_______________

1. Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

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Compensation Policies and Practices as They Relate to Our Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

•	Our base pay consists of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;
•	Option awards are not tied to formulas that could focus executives on specific short-term outcomes; and
•	Option awards, generally, have 12+ month vesting which aligns the long-term interests of our executives with those of our stockholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 5,110,195 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, as of the Record Date, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and Named Executive (as set forth in Item 11. Executive Compensation) individually, and (3) all directors and executive officers of our Company as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Except as otherwise indicated, the address of each of the persons in the table below is c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, DE 19801.

Common Stock

Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)
5% Stockholders
Walleye Capital LLC 2800 Niagara Lane N Plymouth, MN 55447(3)	265,332	5.19%
Travis Elliott 2028 East Ben White Blvd., Suite 240-8228 Austin, TX 78741 (4)	308,699	6.04%

Directors and Named Executive Officers
Dominic Wells, CEO, CRO, Director (Chair of Board)	1,165,500	22.81%
Esbe van Heerden(5), President	252,000	4.93%
Yury Byalik(6), Head of Strategy and Acquisitions	115,500	2.26%
Adam Trainor(7) Chief Operations Officer	14,280	*
Rob te Braake, Chief Financial Officer	43,865	*
Andrew “A.J.” Lawrence, Director	700	*
David McKeegan, Director	700	*
Robert J. Lipstein, Director	700	*
Mark Schwartz, Director	700	*
All Executive Officers and Directors as a Group (9 individuals)	1,593,945	31.2%

———————

* Less than 1.0%.

(1)

Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

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(2)	Based on 5,110,195 shares of common stock outstanding as of the date of the record date.
(3)	Based upon a Schedule 13G filed February 15, 2023.
(4)	Based upon a Schedule 13D filed on November 18, 2022.
(5)

Ms. van Heerden was issued 252,000 restricted shares of common stock which vest over a period of three years at the rate of 1/36th beginning on August 1, 2020. She has voting rights with respect to all of her shares.

(6)

Mr. Byalik was issued 115,500 restricted shares of common stock which vests over a period of three years at the rate of 1/36th beginning on August 1, 2020. He has voting rights with respect to all of his shares.

(7)	Represents 14,280 options exercisable within 60 days from the date of the Record Date.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2022.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	59,850	8.40	2,540,150
Equity compensation plans not approved by security holders(2)	82,613	5.50	0
Total	142,463	6.72	2,540,150

1.

Reflects shares of common stock to be issued pursuant to our 2020 Equity Incentive for the benefit of our directors, officers, employees and consultants. We have reserved 2,600,000 shares of common stock for such persons pursuant to our 2020 Equity Incentive Plan.

2.

Represents warrants to purchase 82,613 shares of common stock issued to the underwriter in our IPO. The warrants have an exercise price of $5.50, are exercisable beginning on February 22, 2023 and expire on August 25, 2027.

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PROPOSAL ONE

ELECTION OF DIRECTORS

At the time of the Annual Meeting, our Board of Directors will consist of five (5) directors: Dominic Wells, Andrew Lawrence, David McKeegan, Robert J. Lipstein and Mark N. Schwartz. At the Annual Meeting, the stockholders will elect five directors for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. All five of our current directors are standing for reelection at the Annual Meeting.

Nominees

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as nominees be elected as directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the nominees for election to our Board of Directors:

		Year First Elected
Name	Age	Director	Positions/Committees	Independent
Dominic Wells	37	2020	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	52	2022	Director, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	47	2022	Director, Compensation Committee, Audit Committee, Nominating and Corporate Governance Committee	yes
Robert J. Lipstein	67	2022	Director, Audit Committee (Chair)	yes
Mark N. Schwartz	66	2022	Director, Audit Committee, Compensation Committee (Chair)	yes

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. A “withhold” vote with respect to any nominee will not effect the election of that nominee. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

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PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2023

We are asking stockholders to ratify the appointment of BF Borgers CPA PC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. BF Borgers CPA PC was our independent registered public accounting firm for our fiscal years ended December 31, 2022 and 2021. Representatives of BF Borgers CPA PC will not be present at the Annual Meeting.

The aggregate fees billed for professional services by BF Borgers CPA PC during 2022 and 2021 were as follows:

	2022	2021

Audit Fees	$108,900	$59,400
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees are the aggregate fees billed during the years ended December 31, 2022 and December 31, 2021 for professional services rendered by BF Borgers CPA PC for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by BF Borgers CPA PC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2022 and December 31, 2021 for assurance and related services rendered by BF Borgers CPA PC that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the aggregate fees billed during the years ended December 31, 2022 and December 31, 2021 for tax compliance, tax advice, and tax planning services rendered by BF Borgers CPA PC.

All Other Fees are the aggregate fees billed during the years ended December 31, 2022 and December 31, 2021 for products and services provided by BF Borgers CPA PC, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Pre-Approval Policies.

All the services performed by BF Borgers CPA PC that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on BF Borgers CPA PC’s engagement to audit the Company’s financial statements for the years ended December 31, 2022 and December 31, 2021 were attributed to work performed by persons other than BF Borgers CPA PC’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of BF Borgers CPA PC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of BF Borgers CPA PC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

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STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2024 Annual Meeting, we must receive them at our principal executive offices, 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, by January 20, 2024, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2023 Annual Meeting of Stockholders. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2024 Annual Meeting, must be received by us not earlier than January 16, 2024 and not later than February 15, 2024 being, respectively, 150 days and 120 days prior to the date of the first anniversary of the 2023 Annual Meeting of Stockholders. In the event that the 2024 Annual Meeting is called for a date that is not within 30 days before or 60 days after the anniversary date of the 2023 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy card or voting instruction form at your earliest convenience.

Wilmington, DE

May 19, 2023

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on June 13, 2023.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON/VIRTUALLY
If you would like to vote at the meeting, please attend the Virtual Annual Meeting to be held on Wednesday, June 14, 2023 at 10:30 a.m., Eastern Time via live webcast at:
www.cesonlineservices.com/onfo23_vm

```
* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999
```

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Onfolio Holdings Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSAL 2.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Dominic Wells   02 Andrew Lawrence   03David McKeegan
04 Robert J. Lipstein   05 Mark N. Schwartz

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Date	**Signature**	**Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT9999   90.00

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Onfolio Holdings Inc.

Annual Meeting of Stockholders

June 14, 2023 10:30 A.M.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Dominic Wells and/or Rob te Braake with the power of substitution and resubstitution to vote any and all shares of capital stock of Onfolio Holdings Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held virtually on Wednesday, June 14, 2023 at 10:30 A.M. Eastern Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

TEST ISSUE REF 1999

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